UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2012

SEARS HOLDINGS CORPORATION

(Exact name of registrant as specified in charter)

Delaware	000-51217	20-1920798
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 Beverly Road Hoffman Estates, Illinois		60179
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (847) 286-2500

(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 30, 2012, Sears Holdings Corporation announced that its wholly owned subsidiary, Sears Hometown and Outlet Stores, Inc., has filed a Registration Statement on Form S-1 with the U.S Securities and Exchange Commission. The press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release dated April 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEARS HOLDINGS CORPORATION

	By:	/s/ Robert A. Riecker

Robert A. Riecker Vice President, Controller and Chief Accounting Officer

Date: April 30, 2012

Exhibit Index

99.1	Press Release dated April 30, 2012.